Putnam Diversified Income Trust (the "fund")

              Supplement dated May 28, 1997 to Statement of
               Additional Information dated January 30, 1997

In connection with the offering of its shares in Japan, the fund has undertaken to the Japanese Securities Dealers Association that the fund will not: (1) invest more than 10% of its net assets in securities that are not traded on a recognized exchange; (2) borrow money in excess of 10% of the value of its total assets;
(3) invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. or other sovereign government); (4) acquire more than 10% of the outstanding voting securities of any issuer; and (5) together with other mutual funds managed by Putnam Investment Management, Inc., acquire more than 15% of the outstanding voting securities of any issuer.

If the undertaking is violated, the fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.



                                                  34487 5/97